SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 7, 2002


                            WFN Credit Company, LLC
               World Financial Network Credit Card Master Trust
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            (Exact Name of Registrant as Specified in its Charter)




                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

         333-60418, 333-60418-01                                    31-1772814
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        (Commission File Number)          (I.R.S. Employer Identification No.)
220 West Schrock Road, Westerville, Ohio                               43801
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     (Address of Principal Executive Offices)           (Zip Code)


                                (614) 729-5044
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             (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On November 7, 2002, World Financial Network Credit Card Master Note Trust issued $468,000,000 Class A Series 2002-A Asset Backed Notes, $51,000,000 Class B Series 2002-A Asset Backed Notes and $81,000,000 Class C Series 2002-A Asset Backed Notes (collectively, the "Notes") described in a Prospectus Supplement dated October 30, 2002 to Prospectus dated October 15, 2002.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.    Document Description
-----    --------------------

(a)      Not applicable
(b)      Not applicable
(c)      Exhibit 1.1  Underwriting Agreement, dated as of October
                      30, 2002, among JP Morgan Securities Inc.,
                      Representative of the Underwriters, WFN Credit Company, LLC and World Financial Network National Bank
         Exhibit 4.1 Indenture Supplement, dated as of November 7, 2002, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company, including form of World Financial Network Credit Card Master Note Trust Series 2002-A Floating Rate Asset Backed Notes
         Exhibit 4.2 First Amendment to Transfer and Servicing Agreement, dated as of November 7, 2002, among WFN Credit Company, LLC, World Financial Network National Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.3 First Amendment to Collateral Series Supplement, dated as of November 7, 2002, among WFN Credit Company, LLC, World Financial Network National Bank and BNY Midwest Trust Company
         Exhibit 4.4 ISDA Master Agreement, dated November 7, 2002 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.5  Amendment to ISDA Master Agreement, dated November
                      7, 2002, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.6  Schedule A to ISDA Master Agreement, dated November
                      7, 2002 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.7  Class A Confirmation for U.S. Dollar Interest Rate
                      Swap Transaction under 2002 Master Agreement, dated November 7, 2002 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.8  Class B Confirmation for U.S. Dollar Interest Rate
                      Swap Transaction under 2002 Master Agreement, dated November 7, 2002 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust
         Exhibit 4.9  Class C Confirmation for U.S. Dollar Interest Rate
                      Swap Transaction under 2002 Master Agreement, dated November 7, 2002 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust




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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WFN CREDIT COMPANY, LLC
                                          (Co-Registrant)





Dated: November 20, 2002           By:    /s/ Robert P. Armiak
                                          -------------------------------------
                                   Name:  Robert P. Armiak
                                   Title: Senior Vice President and Treasurer


                                   WORLD FINANCIAL NETWORK CREDIT
                                   CARD MASTER TRUST
                                    (Co-Registrant)

                                   By: WORLD FINANCIAL NETWORK NATIONAL BANK,
                                         as Administrator





Dated: November 20, 2002           By:    /s/ Robert P. Armiak
                                          -------------------------------------
                                   Name:   Robert P. Armiak
                                   Title:  Senior Vice President and Treasurer





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